UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JULY 7, 2008

                          ----------------------------


                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                    5804 E. SLAUSON AVE., COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                (323)  725-5555
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01      NOTICE OF  DELISTING  OR FAILURE TO SATISFY A  CONTINUED  LISTING
               RULE OR STANDARD; TRANSFER OF LISTING.

ITEM 5.02      DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
               DIRECTORS;   APPOINTMENT   OF  CERTAIN   OFFICERS;   COMPENSATORY
               ARRANGEMENTS OF CERTAIN OFFICERS.

         On  July  7,  2008,  Keith  B.  Hall  notified  the  Registrant  of his resignation from the Registrant's board of directors, and the audit, compensation and governance and nominating committees of the Registrant's board of directors, to resolve a deadlock in the Registrant's board of directors over past amounts owed to the Chairman of the Board.

         The Registrant has provided Mr. Hall with a copy of this report and an opportunity to furnish to the Registrant, as promptly as possible, a letter to the Registrant stating whether he agrees with the statements made by the Registrant herein and, if not, stating the respects in which he does not agree. The Registrant will file any letter received from Mr. Hall with the Commission as an exhibit by amendment to this report within two business days after receipt thereof.

         On July 10, 2008, the Registrant informed the Nasdaq Stock Market that as a result of Mr. Hall's resignation, the Registrant no longer complies with Marketplace Rule 4350(c)(1) which requires that a majority of the Registrant's board of directors be comprised of independent directors (as defined in Marketplace Rule 4200), and Marketplace Rule 4350(d)(2) which requires the Registrant to have and certify that it has and will continue to have an audit committee of at least three members, each of whom must be independent (as defined in Marketplace Rule 4200).

         The Registrant has until the earlier of its next annual stockholders meeting or one year from the date of Mr. Hall's resignation to comply with the requirements of Marketplace Rules 4350(c)(1) and 4350 (d)(2); provided, however, that if the annual stockholders meeting occurs no later than 180 days following Mr. Hall's resignation, the Registrant shall instead have 180 days from Mr. Hall's resignation to regain compliance with the requirements of Marketplace Rules 4350(c)(1) and 4350 (d)(2). The Registrant intends to fill the vacant seat on its board of directors and audit committee with an independent director (as defined in Marketplace Rule 4200) as soon as possible and in any event within the time period prescribed by Marketplace Rules 4350(c)(1) and 4350 (d)(2).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS.

                  99.1     Keith B. Hall  Letter of  Resignation  dated  July 7,
                           2008.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUE HOLDINGS, INC.


Date:  July 11, 2008                    By:    /S/ ERIC HOHL
                                               ---------------------------------
                                               Eric Hohl
                                               Chief Financial Officer


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


                                  EXHIBIT INDEX


EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
--------------         -------------------------------------------------------

     99.1              Keith B. Hall Letter of Resignation dated July 7, 2008.


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